UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth below under Item 3.03 with respect to the delisting of the common stock (the “Common Stock”) of Harvest Natural Resources, Inc. (the “Company”) from the New York Stock Exchange (the “NYSE”) is incorporated herein by reference.

Item 3.03	Material Modifications to the Rights of Security Holders.

On May 4, 2017, the Company filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware pursuant to the Company’s Plan of Complete Liquidation, Dissolution, Winding Up and Distribution (the “Plan of Dissolution”) adopted by the Company’s board of directors on January 12, 2017, and approved by its stockholders on February 23, 2017. The Certificate of Dissolution became effective at 8:00 p.m. Eastern Time on May 4, 2017 (the “Effective Time”).

As of the Effective Time, the Company’s stock transfer records were closed, and the Company will not record or recognize any transfer of the Company’s common stock occurring after such time, except, in the Company’s sole discretion, such transfers occurring by will, intestate succession or operation of law as to which the Company has received adequate written notice. The record date for determining the stockholders who are entitled to receive any distributions after the Effective Time, was the close of business on the date of the Effective Time. The sole right of a holder of record of the Company’s common stock at the close of business on the date of the Effective Time is to receive distributions, if any, in accordance with the Plan of Dissolution and Delaware General Corporation Law.

In connection with the filing of the Certificate of Dissolution, shares of the Company’s Common Stock, which previously traded under the ticker symbol “HNR” on the NYSE ceased trading on the NYSE prior to the opening of trading on May 5, 2017, and the Company requested that the NYSE file a Form 25 with the Securities and Exchange Commission, to request the removal of the Common Stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NYSE filed a Form 25 with the Securities and Exchange Commission on May 8, 2017.

For additional information regarding the Company’s dissolution, please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2017, and the Plan of Dissolution attached thereto as Appendix F. The foregoing summary of the Certificate of Dissolution does not purport to be a complete description of the terms and conditions of the Certificate of Dissolution and is qualified in its entirety by the full text of the Certificate of Dissolution attached as Exhibit 4.1, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth above under Item 3.03 with respect to the filing of the Certificate of Dissolution is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 3, 2017, the Company issued a press release confirming the timing of the payment of the special cash dividend and planned dissolution of the Company, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Certificate of Dissolution, as filed by Harvest Natural Resources, Inc. with the Secretary of State of the State of Delaware on May 4, 2017

99.1	Press Release issued by Harvest Natural Resources, Inc., dated May 3, 2017

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.
Dated: May 10, 2017

	By:	/s/ Keith L. Head
Keith L. Head Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Certificate of Dissolution, as filed by Harvest Natural Resources, Inc. with the Secretary of State of the State of Delaware on May 4, 2017

99.1	Press Release issued by Harvest Natural Resources, Inc., dated May 3, 2017